UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

J&J SNACK FOODS CORP.

(Exact name of registrant as specified in its charter)

New Jersey	000-14616	22-1935537
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Organization)	File Number)	Identification No.)

350 Fellowship Road, Mount Laurel, New Jersey 08054
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (856) 665-9533

6000 Central Highway. Pennsauken, New Jersey 08109
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	JJSF	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2023, the Board of Directors (the “Board”) of J & J Snack Foods Corp. (the “Company”) approved amendments to the Company’s Bylaws (the “Revised Bylaws”). As amended, Article V, Section 2 of the Revised Bylaws provides that the three standing committees of the Board shall have at least three members, instead of exactly three members. The Bylaws were also amended to update the Company’s registered office address.

The foregoing description of the Company’s Revised Bylaws is qualified in its entirety by reference to the complete text of the Revised Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description of Document
3.1	Revised Bylaws adopted November 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J & J SNACK FOODS CORP. By: /s/Michael A. Pollner Name: Michael A. Pollner Title: SVP & General Counsel

Date: November 21, 2023